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Churchill Downs, Yum! Brands Announce Five-Year Extension of Kentucky Derby Presenting Sponsorship Agreement

Churchill Downs Incorporated Reports 2012 Fourth-Quarter and Year-End Results
Page of 11, Wednesday, February 27, 2013

LOUISVILLE, Ky. (September 15, 2014) - Churchill Downs Incorporated (CDI or Company) (NASDAQ: CHDN) announced Churchill Downs, its namesake racetrack, and Yum! Brands, Inc., (NYSE: YUM) have signed a five-year agreement that extends Yum!’s role as the presenting sponsor of the $2 million-guaranteed Kentucky Derby, one of America’s most legendary sports and entertainment events.

This new agreement runs from the 2016 Kentucky Derby through the 2020 Kentucky Derby. The 141st Kentucky Derby, to be run next year in 2015, is covered under the current agreement that was signed in 2011. Under the agreement announced today, the race will continue to be run as the Kentucky Derby Presented by Yum! Brands. Terms of the extended agreement were not released.

“Our partnership over the last nine years with Yum! Brands has been positive for both companies, the Kentucky Derby and Kentucky’s horsemen. Churchill Downs is very pleased to continue to work with a great corporate citizen right here in our hometown,” said Kevin Flanery, president of Churchill Downs Racetrack. “The Kentucky Derby is a great American tradition and we look forward to the 141st running of the Kentucky Derby presented by Yum! Brands on Saturday, May 2nd.”

“Yum! Brands is pleased to renew our presenting sponsorship of the Kentucky Derby, the greatest two minutes in sports,” said Jonathan Blum, Senior Vice President, Yum! Brands, Inc. “While millions of people know and love our leading restaurant brands, they may not know Yum! Brands. The sponsorship of the Kentucky Derby allows us to build awareness of Yum!, the world’s largest restaurant company.”

Churchill Downs, which opened with the running of the first Kentucky Derby on May 17, 1875, is the flagship racetrack of Churchill Downs Incorporated (NASDAQ: CHDN). Yum! Brands, a Fortune 500 company that operates over 40,000 restaurants in more than 125 countries and territories, is the parent company of KFC, Pizza Hut, and Taco Bell.

About Yum! Brands, Inc.
Yum! Brands, Inc., based in Louisville, Kentucky, has over 40,000 restaurants in more than 125 countries and territories. Yum! is ranked #216 on the Fortune 500 List with revenues of over $13 billion and in 2014 was named among the top 100 Corporate Citizens by Corporate Responsibility Magazine. The Company's restaurant brands - KFC, Pizza Hut and Taco Bell - are the global leaders of the chicken, pizza and Mexican-style food categories. Outside the United States, the Yum! Brands system opened over five new restaurants per day, making it a leader in international retail development.

About Churchill Downs Racetrack
Churchill Downs, the world’s most legendary racetrack, has conducted Thoroughbred racing and presented America’s greatest race, the Kentucky Derby, continuously since 1875. Located in Louisville, the flagship racetrack of Churchill Downs Incorporated (NASDAQ: CHDN) will conduct the 141st running of the Kentucky Derby Presented by Yum! Brands on May 2, 2015. Churchill Downs’ September Meet continues through Sept. 28 and its Fall Meet will run from Oct. 26-Nov. 30. The track has hosted the Breeders’ Cup World Championships a record-tying eight times. Information about Churchill Downs can be found on the Internet at www.ChurchillDowns.com.

About Churchill Downs Incorporated
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, in Lebanon, Ohio. CDI also owns the country's premier online wagering company,TwinSpires.com; the totalisator company, United Tote; Luckity.com, offering real-money Bingo online for a chance to win cash prizes; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois, Louisiana or Ohio law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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